
<ARTICLE>5
<LEGEND>
This  financial data schedule on form 10-Q for the quarter ended September 30,
1997 contains summary financial information which is incorporated by reference
from  the    1997    quarterly    report   and  extracted  from  the Condensed
Consolidated  Balance Sheets, Condensed Consolidated Statements of Operations,
and  Condensed  Consolidated  Statements  of  Cash  Flows, and is qualified in its  entirety  by reference  to  the  financial statement within the report on form  10-Q  filing.

Any  item provided in the schedule, in accordance with the rules governing the schedule,  will not be subject to liability under the federal securities laws, except  to the extent that the financial statements and other information from which  the  data  were  extracted  violate the federal securities laws.  Also, pursuant to item 601(c)(1)(iv) of Regulation S-K promulgated by the Securities and  Exchange  Commission  (SEC),  the  schedule shall not be deemed filed for purposes  of  Section  11  of  the  Securities  Act of 1933, Section 18 of the
Exchange  Act of 1934 and Section 323 of the Trust Indenture Act, or otherwise be  subject to the liabilities of such sections, nor shall it be deemed a part
of    any    registration    statement    to    which    it    relates.

<CIK>                                                               0001012704
<NAME>                                                    UGLY  DUCKLING  CORP
<MULTIPLIER>                                                             1,000
<PERIOD-TYPE>                                        3-MOS               9-MOS
<FISCAL-YEAR-END>                               DEC-31-1996        DEC-31-1996
<PERIOD-END>                                    SEP-30-1997        SEP-30-1997
<CASH>                                               4,401               4,401
<SECURITIES>                                         41,947             41,947
<RECEIVABLES>                                        42,677             42,677
<ALLOWANCES>                                          6,331              6,331
 <INVENTORY>                                         20,936             20,936
<CURRENT-ASSETS>                                      0<F1>              0<F1>
<PP&E>                                               42,669             42,669
<DEPRECIATION>                                      (4,777)            (4,777)
<TOTAL-ASSETS>                                      271,285            271,285
<CURRENT-LIABILITIES>                                 0<F1>              0<F1>
<BONDS>                                                   0                  0
<PREFERRED-MANDATORY>                                     0                  0
<PREFERRED>                                               0                  0
<COMMON>                                            171,943            171,943
<OTHER-SE>                                            5,452              5,452
<TOTAL-LIABILITY-AND-EQUITY>                        271,285            271,285
<SALES>                                              33,530             79,543
<TOTAL-REVENUES>                                     45,204            120,209
<CGS>                                                18,537             42,537
<TOTAL-COSTS>                                             0                  0
<OTHER-EXPENSES>                                     21,517             49,628
<LOSS-PROVISION>                                      6,538             15,367
<INTEREST-EXPENSE>                                    1,578              2,914
<INCOME-PRETAX>                                      (2,966)             9,763
<INCOME-TAX>                                         (1,138)             4,018
<INCOME-CONTINUING>                                  (1,828)             5,745
<DISCONTINUED>                                            0                  0
<EXTRAORDINARY>                                           0                  0
<CHANGES>                                                 0                  0
<NET-INCOME>                                         (1,828)             5,745
<EPS-PRIMARY>                                          (.10)               .32
<EPS-DILUTED>                                          (.10)               .32

<F1>UNCLASSIFIED  BALANCE  SHEET




















































